UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2011

NEXCORE HEALTHCARE CAPITAL CORP
(Exact name of registrant as specified in its charter)

Delaware	000-50764	20-0003432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Eighteenth Street, Suite 250, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 244-0700

CapTerra Financial Group, Inc.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

James W. Creamer resigned as our Interim Chief Financial Officer, effective as of April 15, 2011.  Mr. Creamer assumed the position of Interim Chief Financial Officer in connection with the Company’s combination with NexCore Group LP.  He had served as the Company’s chief executive officer prior to the combination.  Pursuant to Mr. Creamer’s existing Employment Agreement with the Company, Mr. Creamer will receive a severance payment of $75,000 and deliver a release of claims.

ITEM 5.02	DEPARTURE CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS.

Resignation  of Officer

The disclosure set forth under Item 1.01 above is incorporated by this reference.

Appointment of Officer

Robert D. Gross, our Chief Operating Officer, has assumed the additional duties of Chief Financial Officer on an interim basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2011		NexCore Healthcare Capital Corp
	By:	/s/ Robert D. Gross
Robert D. Gross Chief Operating Officer and Interim Chief Financial Officer